UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

QLT Inc.
 (Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C., Canada	V5T 4T5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 5.07 of the Current Report on Form 8-K filed by QLT Inc. (the “Company”) with the Securities and Exchange Commission on May 31, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company previously reported that at the Company’s annual meeting of shareholders held on May 26, 2011, the Company’s shareholders approved, on an advisory basis, a one year frequency for which the shareholder advisory vote on the compensation of the Company’s named executive officers should be submitted to the Company’s shareholders. Based on these results, the Company has decided to hold a shareholder advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next shareholder advisory vote on the frequency of the shareholder advisory vote on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QLT INC.

Date: October 24, 2011	By:	/s/ Cameron Nelson

	Name: Title:	Cameron Nelson Senior Vice President, Finance and Chief Financial Officer